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                                                                    Exhibit 10.5

                      COLLATERAL ASSIGNMENT OF TRADEMARKS
                      -----------------------------------


          This COLLATERAL ASSIGNMENT OF TRADEMARKS (the "Assignment"), dated as of June 13,1997, is made and given by OMEGA CABINETS, LTD., a Delaware corporation (the "Assignor") to FIRST BANK NATIONAL ASSOCIATION, a national banking association, as Agent (in such capacity, together with any successor in such capacity, the "Assignee") for the Banks (the "Banks") party to the Credit Agreement described below.

                                    RECITALS
                                    --------

          A. The Assignor, together with certain of its affiliates, the Assignee and the Banks have entered into a Credit Agreement dated as of June 13, 1997 (as the same may hereafter be amended, supplemented, extended, restated, or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Banks agreed to extend to the Assignor certain credit accommodations.

          B. The Assignor has pledged and granted to the Assignee a security interest in the property described in a Security Agreement of even date herewith (as the same may be amended, supplemented, extended, restated or otherwise modified from time to time, the "Security Agreement") by and between Assignor and Assignee, which property includes general intangibles, including, without limitation, applications for patents, applications for trademarks, trademarks, trade names, copyrights, patents, inventions and trade secrets.

          C. In order to induce the Banks to enter into the Credit Agreement and extend the credit accommodations to the Assignor thereunder, and in order to secure the payment and performance of (i) all liabilities and obligations of the Assignor to the Assignee and the Banks arising under the Credit Agreement, whether now existing or hereafter arising; and (ii) all liabilities and obligations of the Assignor to the Assignee and the Banks under the Security Agreement or any other "Loan Document" (as defined in the Credit Agreement) whether now existing or hereafter at any time arising; (the liabilities and obligations set forth in the preceding clauses (i) and (ii) being hereinafter referred to as the "Liabilities"), the Assignor is willing to enter into this Assignment.

          NOW, THEREFORE, in consideration of the premises and to induce the Banks to extend credit accommodations under the Credit Agreement, the parties hereto agree as follows:

          1. The Assignor does hereby assign all of its right, title and interest in and to all of the present registered trademarks and applications therefor owned by the Assignor (the "Trademarks"), including but not limited to those set forth on Exhibit A hereto, and
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including, without limitation, all proceeds thereof together with the right to recover for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof, together with the goodwill of the business associated with said Trademarks, said Trademarks to be held and enjoyed by the Assignee for the benefit of the Banks, and for their legal representatives, successors and assigns, as fully and entirely as the same would have been held by the Assignor had this Assignment not been made. The foregoing assignment shall be effective only upon the occurrence of an Event of Default under the Credit Agreement and upon written notice by the Assignee to the Assignor of the acceptance by the Assignee of this Assignment, which written notice shall constitute conclusive proof of the matters set forth therein.

          2.   The Assignor hereby covenants and warrants that:

          (a) to the best of the Assignor's knowledge, the Trademarks are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

          (b) to the best of the Assignor's knowledge, each of the Trademarks is valid and enforceable;

          (c) except as set forth on Exhibit A hereto, no claim has been made to the Assignor or, to the knowledge of the Assignor, to any other person, that use of any of the Trademarks does or may violate the rights of any third person and no claim has been made by the Assignor that any other person is infringing upon the rights of the Assignor under the Trademarks;

          (d) the Assignor has the power and authority to enter into this Assignment and perform its terms;

          (e) the Assignor will be, until the Liabilities shall have been satisfied in full and the Loan Documents shall have been terminated, in compliance with statutory notice requirements relating to its use of the Trademarks;

          (f) to the best of the Assignor's knowledge, except as set forth on Exhibit A hereto, the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, free and clear of any liens, charges and encumbrances, including without limitation, licenses and covenants by the Assignor not to sue third persons;

          (g) the Trademarks are all of the Trademarks owned or used by the Assignor; and

          (h) the Assignor will, at any time upon request, communicate to the Assignee, its successors and assigns, any facts relating to the Trademarks or the history

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     thereof as may be known to the Assignor or its officers, employees and agents, and cause such officers, employees and agents to testify as to the same in any infringement or other litigation at the request of the Assignee without the Assignee's prior written consent.

          3. The Assignor agrees that, until the rights of the Assignee in the Trademarks are terminated pursuant to Section 6, it will not enter into any agreement that is inconsistent with its obligations under this Assignment.

          4. If, before the Liabilities shall have been satisfied in full, the Assignor shall obtain rights to any new trademark, or become entitled to the benefit of any trademark application or registration or any renewal or extension of any trademark registration, such shall be included in the definition of "Trademarks" as used in this Assignment. Section 1 hereof shall automatically apply thereto and the Assignor shall give to the Assignee prompt notice thereof in writing. The Assignor authorizes the Assignee to modify this Assignment, without the consent of the Assignor, by amending Exhibit A hereto to include any such future registered trademark or application therefor.

          5. The Assignor agrees not to sell, assign or encumber its interest in, or grant any license with respect to, any of the Trademarks, except for the licenses, if any, listed on Exhibit B hereto or otherwise with the Assignee's prior written consent.

          6. The Assignor agrees that it will authorize, execute and deliver to Assignee all documents reasonably requested by Assignee to facilitate the purposes of this Assignment, including but not limited to documents required to record Assignee's interest in any appropriate office in any domestic or foreign jurisdiction. At such time as the Credit Agreement and the other Loan Documents shall have been terminated in accordance with their terms, the Assignee shall on demand of the Assignor execute and deliver to the Assignor all termination statements and other instruments as may be necessary or proper to terminate this Assignment and assign to the Assignor all the Assignee's rights in the Trademarks, subject to any disposition thereof which may have been made by the Assignee pursuant to this Assignment or the Loan Documents

          7. The Assignor shall have the duty, through counsel reasonably acceptable to the Assignee, (i) to prosecute diligently any pending Trademark application as of the date of this Assignment or thereafter until the Credit Agreement and the Loan Documents shall have been terminated in accordance with their terms; provided, that, subject to the final sentence of this Section 7,
             --------
the Assignor may abandon any such application upon thirty days' written notice to the Assignee, (ii) to make application on those trademarks and tradenames which are unregistered but capable of being registered and which a prudent person would reasonably cause to be registered and (iii) to preserve and maintain all rights in all Trademarks which a prudent person would reasonably preserve and maintain. Any expenses incurred in connection with applications that constitute Trademarks shall be borne by the Assignor. The Assignor

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shall not abandon any application presently pending that constitutes a Trademark without the written consent of the Assignee.

          8. Upon the occurrence and during the continuance of an Event of Default, the Assignee shall have the right but shall in no way be obligated to bring suit in its own name, the name of the Assignor, or the name of the Banks to enforce or to defend the Trademarks and any license thereunder if the Assignor has failed to bring such suit in circumstances in which a prudent person would have brought such suit. The Assignor shall at the request of the Assignee do any and all lawful acts and execute any and all proper documents required by the Assignee in aid of such enforcement or defense (including without limitation participation as a plaintiff or defendant in any proceeding) and the Assignor shall promptly, upon demand, reimburse and indemnify the Assignee for all reasonable costs and expenses incurred by the Assignee in the exercise of its rights under this Section.

          9. This Assignment shall also serve to evidence the security interest in the registered Trademarks and applications therefor granted by the Assignor to the Assignee pursuant to the Security Agreement.

          10. No course of dealing with the Assignor and the Assignee, failure to exercise, nor any delay in exercising, on the part of the Assignee, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          11. All of the Assignee's rights and remedies with respect to the Trademarks, whether established hereby, by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

          12. This Assignment is subject to modification only by a writing signed by the parties, except as provided in Section 4 hereof.

          13. This Assignment shall inure to the benefit of and be enforceable by the Assignee and its successors, transferees and assigns, and be binding upon the Assignor and its successors and assigns.

          14. This Assignment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflicts of law principles thereof) of (i) any state as to rights or interests hereunder which arise under the laws of such state, (ii) the United States of America as to rights and interests hereunder which are registered or for the registration of which application is pending with the United States Patent and Trademark Office and (iii) the State of Minnesota in all other respects. Whenever possible, each provision of this Assignment and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such

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manner as to be effective and valid under applicable law, but if any provision of this Assignment or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Assignment or any other statement, instrument or transaction contemplated hereby or relating hereto. In the event of any conflict within, between or among the provisions of this Assignment, any other Loan Document or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto, those provisions giving the Assignee the greater right shall govern.

            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

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     IN WITNESS WHEREOF, the Assignor has executed this instrument as of the date first above written.

                              OMEGA CABINETS, LTD.


                              By____________________________________
                              Name__________________________________
                              Title_________________________________



Address for Assignee:

First Bank National Association
First Bank Place
601 Second Avenue South
Minneapolis, Minnesota  55402-4302
Attention:  Mark R. Olmon, MPFP0702
Telecopier No.:  (612) 973-0825

                                      S-1
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                                                     EXHIBIT A TO OMEGA CABINETS
                                                           COLLATERAL ASSIGNMENT
                                                                   OF TRADEMARKS



List of all present trademarks and trade names and the registrations and applications therefor presently owned by the Assignor.


Registered Trademarks
---------------------

     Trademark       Reg. No.      Country        Expiration
     ---------       --------      -------        ----------

1.   OMEGA           1,623,711      U.S.          November 20, 2000



Trademark Infringements
-----------------------

1. Omega is aware that there is a company called Omega in Michigan. Management is currently considering what action to take against this company.

2 Omega is aware that there is a company called Omega Industries in Indiana which manufactures wood accessories. Management has made a decision not to take action against this company.
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                                                     EXHIBIT B TO OMEGA CABINETS
                                                           COLLATERAL ASSIGNMENT
                                                                   OF TRADEMARKS



Licenses granted with respect to the Assignor's trademarks.


None.